UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	October 26, 2005

Federal Home Loan Bank of New York
__________________________________________
(Exact name of registrant as specified in its charter)

Federally Chartered Corporation	000-51397	136400946
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

101 Park Avenue, Floor 5, New York, New York		10178-0599
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	212-441-6616

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 2.02 Results of Operations and Financial Condition.

On Wednesday, October 26, 2005, at 10 a.m. EDT, the Federal Home Loan Bank of New York ("Bank") broadcast a seminar through the Internet covering the Bank’s new Capital Plan ("Webinar"). Preliminary, unaudited information on financial results for the third quarter of 2005 was provided during the course of the Webinar in the slides entitled "Statements of Condition – Assets", "Statements of Condition – Liabilities & Capital", "Statements of Operations" and "Returns – 9 Months Ended". Text of these slides is furnished hereto as Exhibit 99.1. The Webinar will be available for viewing at http://www.fhlbnyevents.webex.com until March 29, 2006.

Item 9.01 Financial Statements and Exhibits.

Exhibit 99.1 Text of slides entitled "Statements of Condition – Assets", "Statements of Condition – Liabilities & Capital", "Statements of Operations" and "Returns – 9 Months Ended" from the Bank Webinar broadcast on October 26, 2005.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Federal Home Loan Bank of New York

October 26, 2005	By:	/s/ Patrick A. Morgan

Name: Patrick A. Morgan
Title: Senior Vice President and Chief Financial Officer

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Exhibit Index

Exhibit No.	Description

99	Exhibit 99.1: Text of slides from Bank Webinar held on October 26, 2005